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                                                                Exhibit 24

                               POWER OF ATTORNEY
                              -------------------

     Each of the undersigned officers and/or directors of Oak Hill financial, Inc., an Ohio corporation (the "Company"), hereby appoints John D. Kidd and H. Grant Stephenson, as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (the "Registration Statement") to register under the Securities Act of 1933, as amended, a maximum of 792,625 shares of Common Stock, without par value, of the Company, in connection with the Agreement and Plan of Merger and Supplemental Agreement, dated April 28,1997, among the Company, Oak Hill Banks, and Unity Savings Bank, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 1997.

            SIGNATURE                                  TITLE

                                   President, Chief Executive Officer, Director
  /s/ John D. Kidd                 (Principal Executive Officer)
------------------------
      John D. Kidd

  /s/ Evan E. Davis                Chairman of the Board
------------------------
      Evan E. Davis

  /s/ Richard P. LeGrand           Executive Vice President and Director
------------------------
      Richard P. LeGrand

  /s/ H. Tim Bichsel               Secretary and Treasurer
------------------------           (Principal Accounting Officer)
      H. Tim Bichsel

  /s/ Barry M. Dorsey              Director
------------------------
      Barry M. Dorsey

  /s/ Rick A. McNelly              Director
------------------------
      Rick A. McNelly

  /s/ Donald R. Seigneur
------------------------           Director
      Donald R. Seigneur

  /s/ H. Grant Stephenson
------------------------           Director
      H. Grant Stephenson

  /s/ C. Clayton Johnson
------------------------           Director
      C. Clayton Johnson